Loans	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Loans

NOTE 3 – LOANS

Loans consist of the following at December 31:

(Dollars in thousands)	2015	2014

Commercial	$123,143	$123,813
Commercial real estate	148,775	139,695
Residential real estate	125,775	121,684
Construction & land development	15,452	17,446
Consumer	9,268	7,913

Total loans before deferred costs	422,413	410,551
Deferred loan costs	458	352

Total loans	$422,871	$410,903

Loan Origination/Risk Management

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and nonperforming and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. The Company’s management examines current and occasionally projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. However, the cash flows of borrowers may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2015 and 2014, approximately 76% and 77%, respectively of the outstanding principal balance of the Company’s commercial real estate loans were secured by owner-occupied properties.

With respect to loans to developers and builders that are secured by non-owner occupied properties, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction and land development loans are underwritten utilizing independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction and land development loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction and land development loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risk than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

The Company originates consumer loans utilizing a judgmental underwriting process. To monitor and manage consumer loan risk, policies and procedures are developed and modified, as needed, jointly by line and staff personnel. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk.

The Company maintains an independent loan review department that reviews and validates the credit risk program on a periodic basis. Results of these reviews are presented to management. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Company’s policies and procedures.

Concentrations of Credit

Nearly all of the Company’s lending activity occurs within the State of Ohio, including the four counties of Holmes, Stark, Tuscarawas and Wayne, as well as other markets. The majority of the Company’s loan portfolio consists of commercial and industrial and commercial real estate loans. As of December 31, 2015 and 2014, there were no concentrations of loans to any single industry.

Allowance for Loan Losses

The following table details activity in the allowance for loan losses by portfolio segment for the years ended December 31, 2015, 2014 and 2013. Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories.

During 2015, the increase in the provision for loan losses related to commercial loans was primarily due to an increase in the specific allowance related to impaired loans in this category. The decrease in the provision related to commercial real estate loans was due to the improved credit quality of loans in this category. The increase in the provision related to residential real estate loans was due to the increase in net charge-offs of loans in this category as well as the increase in loan volume.

During 2014, the increase in the provision for loan losses related to commercial loans was primarily due to the increase in the historical loss rate of loans in this category. The increase in the provision related to commercial real estate loans was affected by an increase in loan balances, offset by a decrease in impaired loans. The decrease in the provision related to residential real estate loans was affected by the decrease in the specific allocation amounts related to impaired residential real estate loans, as well as a decrease in the historical loss rates of the loans in this category. The decrease in the provision related to construction and consumer loans was due to the decrease in the historical loss rates in both of these categories.

Summary of Allowance for Loan Losses

(Dollars in thousands)	Commercial	Commercial Real Estate	Residential Real Estate	Construction & Land Development	Consumer	Unallocated	Total

December 31, 2015
Beginning balance	$1,289	$1,524	$1,039	$142	$60	$327	$4,381
Provision for loan losses	285	(205)	161	(19)	62	105	389
Charge-offs	(109)	(61)	(132)	–	(46)		(348)
Recoveries	199	13	18	–	10		240

Net charge-offs	90	(48)	(114)	–	(36)		(108)

Ending balance	$1,664	$1,271	$1,086	$123	$86	$432	$4,662

December 31, 2014
Beginning balance	$1,219	$1,872	$1,205	$178	$91	$520	$5,085
Provision for loan losses	1,047	23	(164)	(36)	(34)	(193)	643
Charge-offs	(1,005)	(379)	(27)	–	(11)		(1,422)
Recoveries	28	8	25	–	14		75

Net charge-offs	(977)	(371)	(2)	–	3		(1,347)

Ending balance	$1,289	$1,524	$1,039	$142	$60	$327	$4,381

December 31, 2013
Beginning balance	$933	$1,902	$1,096	$253	$76	$320	$4,580
Provision for loan losses	451	78	173	(75)	13	200	840
Charge-offs	(190)	(108)	(82)	–	(48)		(428)
Recoveries	25	–	18	–	50		93

Net charge-offs	(165)	(108)	(64)	–	2		(335)

Ending balance	$1,219	$1,872	$1,205	$178	$91	$520	$5,085

The following table presents the balance in the allowance for loan losses and the ending loan balances by portfolio segment and impairment method as of December 31:

(Dollars in thousands)	Commercial	Commercial Real Estate	Residential Real Estate	Construction & Land Development	Consumer	Unallocated	Total
2015
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$299	$64	$26	$–	$–	$–	$389
Collectively evaluated for impairment	1,365	1,207	1,060	123	86	432	4,273

Total ending allowance balance	$1,664	$1,271	$1,086	$123	$86	$432	$4,662

Loans:
Loans individually evaluated for impairment	$6,127	$1,064	$1,533	$–	$–		$8,724
Loans collectively evaluated for impairment	117,016	147,711	124,242	15,452	9,268		413,689

Total ending loans balance	$123,143	$148,775	$125,775	$15,452	$9,268		$422,413

2014
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$–	$109	$75	$–	$–	$–	$184
Collectively evaluated for impairment	1,289	1,415	964	142	60	327	4,197

Total ending allowance balance	$1,289	$1,524	$1,039	$142	$60	$327	$4,381

Loans:
Loans individually evaluated for impairment	$5,922	$1,679	$1,612	$–	$–		$9,213
Loans collectively evaluated for impairment	117,891	138,016	120,072	17,446	7,913		401,338

Total ending loans balance	$123,813	$139,695	$121,684	$17,446	$7,913		$410,551

The following table presents loans individually evaluated for impairment by class of loans as of December 31:

(Dollars in thousands)	Unpaid Principal Balance	Recorded Investment With No Allowance	Recorded Investment With Allowance	Total Recorded Investment	Related Allowance	Average Recorded Investment	Interest Income Recognized
2015
Commercial	$6,541	$5,832	$301	$6,133	$299	$5,972	$230
Commercial real estate	1,265	670	393	1,063	64	1,420	18
Residential real estate	1,689	967	568	1,535	26	1,671	61
Construction & land development	–	–	–	–	–	–	–

Total impaired loans	$9,495	$7,469	$1,262	$8,731	$389	$9,063	$309

2014
Commercial	$7,011	$5,889	$37	$5,926	$–	$6,739	$208
Commercial real estate	1,836	950	728	1,678	109	2,723	90
Residential real estate	1,721	885	730	1,615	75	1,796	61
Construction & land development	–	–	–	–	–	–	–

Total impaired loans	$10,568	$7,724	$1,495	$9,219	$184	$11,258	$359

2013
Commercial	$5,595	$7	$5,580	$5,587	$241	$4,185	$182
Commercial real estate	3,540	563	2,658	3,221	331	3,650	163
Residential real estate	2,001	337	1,510	1,847	212	1,315	41
Construction & land development	–	–	–	–	–	21	2

Total impaired loans	$11,136	$907	$9,748	$10,655	$784	$9,171	$388

The following table presents the aging of past due and nonaccrual loans by class of loans as of December 31:

(Dollars in thousands)	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days + Past Due	Nonaccrual	Total Past Due and Nonaccrual	Total Loans

2015

Commercial	$122,760	$34	$172	$–	$177	$383	$123,143
Commercial real estate	147,920	–	59	–	796	855	148,775
Residential real estate	124,408	486	173	105	603	1,367	125,775
Construction & land development	15,452	–	–	–	–	–	15,452
Consumer	9,105	163	–	–	–	163	9,268

Total loans	$419,645	$683	$404	$105	$1,576	$2,768	$422,413

2014

Commercial	$122,283	$362	$96	$1	$1,071	$1,530	$123,813
Commercial real estate	137,683	174	104	–	1,734	2,012	139,695
Residential real estate	120,025	424	92	280	863	1,659	121,684
Construction & land development	17,431	–	15	–	–	15	17,446
Consumer	7,798	73	42	–	–	115	7,913

Total loans	$405,220	$1,033	$349	$281	$3,668	$5,331	$410,551

Troubled Debt Restructurings

The Company had troubled debt restructurings (“TDRs”) of $7.6 million as of December 31, 2015, with $26 thousand of specific reserves allocated to customers whose loan terms have been modified in TDRs. As of December 31, 2014, the Company had TDRs of $6.8 million, with $88 thousand of specific reserves allocated. At December 31, 2015, $7.2 million of the loans classified as TDRs were performing in accordance with their modified terms. The remaining $425 thousand were classified as nonaccrual.

Loan modifications that are considered TDRs completed during the year ended December 31:

(Dollars in thousands)	Number Of Loans Restructured	Pre-Modification Recorded Investment	Post-Modification Recorded Investment

2015

Commercial	1	$148	$148
Residential real estate	5	307	307

Total restructured loans	6	$455	$455

2014

Residential real estate	1	$84	$84

Total restructured loans	1	$84	$84

The loans restructured were modified by changing the monthly payment to interest only and extending the maturity dates. No principal reductions were made. There was one residential real estate loan of $55 thousand that was restructured in 2014 that has subsequently defaulted in 2015. None of the loans that were restructured in 2013 have subsequently defaulted in the year ended December 31, 2014.

Real Estate Loans in Foreclosure

The Company held no foreclosed real estate as of December 31, 2015 or December 31, 2014. Mortgage loans in the process of foreclosure were $89 thousand at December 31, 2015 and $139 thousand at December 31, 2014.

Credit Quality Indicators

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information and current economic trends, among other factors. The Company analyzes commercial loans individually by classifying the loans as to credit risk. This analysis includes commercial loans with an outstanding balance greater than $300 thousand. This analysis is performed on an annual basis. The Company uses the following definitions for risk ratings:

Pass. Loans classified as pass (Acceptable, Low Acceptable or Pass Watch) may exhibit a wide array of characteristics but at a minimum represent an acceptable risk to the Bank. Borrowers in this rating may have leveraged but acceptable balance sheet positions, satisfactory asset quality, stable to favorable sales and earnings trends, acceptable liquidity and adequate cash flow. Loans are considered fully collectable and require an average amount of administration. While generally adhering to credit policy, these loans may exhibit occasional exceptions that do not result in undue risk to the Bank. Borrowers are generally capable of absorbing setbacks, financial and otherwise, without the threat of failure.

Special Mention. Loans classified as special mention have a material weakness that deserves management’s close attention. If left uncorrected, these weaknesses may result in deterioration of the repayment prospects for the loan or of the Bank’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be pass rated loans. Loans listed as not rated are either less than $300 thousand or are included in groups of homogeneous loans. Based on the most recent analysis performed, the risk category of loans by class is as follows at December 31:

(Dollars in thousands)	Pass	Special Mention	Substandard	Doubtful	Not Rated	Total

2015

Commercial	$112,229	$3,100	$7,044	$–	$770	$123,143
Commercial real estate	141,621	2,742	3,150	–	1,262	148,775
Residential real estate	190	–	213	–	125,372	125,775
Construction & land development	11,015	944	–	–	3,493	15,452
Consumer	–	–	–	–	9,268	9,268

Total	$265,055	$6,786	$10,407	$–	$140,165	$422,413

2014

Commercial	$112,467	$3,809	$6,690	$–	$847	$123,813
Commercial real estate	129,792	4,898	3,634	–	1,371	139,695
Residential real estate	209	–	39	–	121,436	121,684
Construction & land development	13,889	1,579	–	–	1,978	17,446
Consumer	–	–	–	–	7,913	7,913

Total	$256,357	$10,286	$10,363	$–	$133,545	$410,551

Nonperforming loans include loans past due 90 days and greater and loans on nonaccrual of interest status. The following table presents loans that are not rated, by class of loans as of December 31:

(Dollars in thousands)	Performing	Nonperforming	Total

2015

Commercial	$770	$–	$770
Commercial real estate	1,262	–	1,262
Residential real estate	124,700	672	125,372
Construction & land development	3,493	–	3,493
Consumer	9,268	–	9,268

Total	$139,493	$672	$140,165

2014

Commercial	$847	$–	$847
Commercial real estate	1,371	–	1,371
Residential real estate	120,332	1,104	121,436
Construction & land development	1,978	–	1,978
Consumer	7,913	–	7,913

Total	$132,441	$1,104	$133,545

Mortgage Servicing Rights

For the years ended December 31, 2015 and 2014, the Company had outstanding mortgage servicing rights (“MSRs”) of $246 thousand and $222 thousand, respectively. No valuation allowance was recorded at December 31, 2015 or 2014 as the fair value of the MSRs exceeded their carrying value. On December 31, 2015, the Company had $59.9 million residential mortgage loans with servicing retained as compared to $55.5 million with servicing retained at December 31, 2014.

Total loans serviced for others approximated $76.3 million and $70.6 million at December 31, 2015 and 2014, respectively.